United States

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 28, 2003

                                GPN Network, Inc.
                  ---------------------------------------------
                 (Exact name of registrant specified in charter)


     Delaware                     033-05384                     13-3301899
-------------------            ---------------              ------------------
     (State of                (Commission File                 (IRS Employer
   Incorporation)                  Number)                  Identification No.)


                      8655 East Via De Ventura, Suite E-155
                    Scottsdale, Arizona              85258
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (480) 922-3926
               --------------------------------------------------
              (Registrant's telephone number, including area code)



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          On August 28, 2003, GPN Network, Inc. (the "Registrant") issued a press release announcing its name change to IR Biosciences Holdings, Inc. A copy of the press release is attached as Exhibit 99.1 to this report.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)    Exhibits:

          99.1 Press Release dated August 28, 2003 announcing the Registrant's name change to IR Biosciences Holdings, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GPN Network, Inc.


                                            By: /s/ Michael Wilhelm
                                                --------------------------
                                                Michael Wilhelm, President

Dated:  August 29, 2003